UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2004 (June 3, 2004)

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

        Registrant’s telephone number, including area code: (615) 665-1122

        (Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits

Item 9. Regulation FD Disclosure

Signature

Exhibit Index

Ex-99.1 Press Release

Item 7. Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 99.1 Press Release.

Item 9. Regulation FD Disclosure.

      On June 3, 2004, American Healthways, Inc. announced that it will provide an on-line Web simulcast and rebroadcast of its third quarter fiscal 2004 earnings release conference call. A copy of the press release issued on June 3, 2004 is attached hereto as Exhibit 99.1.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: June 7, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 3, 2004